                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                           -------------------------


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                           --------------------------


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  APRIL 8, 1997


                       COMMERCIAL NET LEASE REALTY, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



           MARYLAND                             0-12989                            56-1431377
(STATE OR OTHER JURISDICTION OF         (COMMISSION FILE NUMBER)        (IRS EMPLOYER IDENTIFICATION NO.)
         INCORPORATION



                    400 EAST SOUTH STREET, SUITE 500                                     32801
                            ORLANDO, FLORIDA                                          (ZIP CODE)
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (407) 422-1574

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

              Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

              Not Applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

              Not Applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

              Not Applicable.

ITEM 5. OTHER EVENTS.

         On April 8, 1997, the Registrant filed a Registration Statement on Form S-3 (Registration No. 333-24773) registering $300,000,000 of securities consisting of (i) debt securities, (ii) Common Stock, par value $.01 per share and (iii) warrants to purchase shares of Common Stock. Pursuant to the Registration Statement, certain documents were incorporated by reference, including, without limitation, the Registrant's Annual Report on Form 10-K (the "Annual Report"). The Annual Report incorporates by reference certain items that are contained in the Registrant's Proxy Statement with respect to the Registrant's 1997 Annual Meeting (the "Proxy Statement"). At the time of the effectiveness of the Registration Statement, the Proxy Statement had not yet been filed by the Registrant with the Securities and Exchange Commission. Set forth below are certain items that are contained in the Proxy Statement and are required to be included in the Registrant's Registration Statement. The information set forth below shall be superseded by the information contained in the Proxy Statement upon the Registrant's filing of the Proxy Statement with the Securities and Exchange Commission.


                                   MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

         The following table sets forth certain information regarding the executive officers and directors of Commercial Net Lease Realty, Inc. (the "Company"):

               NAME                 AGE                           POSITION WITH THE COMPANY
               ----                 ---                           -------------------------
 James M. Seneff, Jr.*              50     Chairman of the Board and Chief Executive Officer

 Robert A. Bourne*                  50     Vice Chairman, Secretary and Treasurer and Director

 Gary M. Ralston*                   45     President and Chief Operating Officer

 Kevin B. Habicht*                  38     Executive Vice President, Chief Financial Officer and Assistant
                                           Secretary

 Edward Clark                       77     Director

 Willoughby T. Cox, Jr.             70     Director

 Clifford R. Hinkle                 48     Director

 Ted B. Lanier                      62     Director


*        Affiliated with the CNL Realty Advisors, Inc.

         James M. Seneff, Jr. Mr. Seneff has been Chief Executive Officer of the Company since July 1992 and Chairman of the Board of the Company since June 1992, as well as Chief Executive Officer and Chairman of the Board of CNL Realty Advisors, Inc. (the "Advisor") since its inception in 1991. Mr. Seneff has served as Chief Executive Officer, director, and a principal stockholder of CNL Group (as defined below) since its formation in 1973. From 1986 to 1994, Mr. Seneff served on the Florida Investment Advisory Council, which oversees the $40 billion Florida state retirement plan, and was Chairman of the Council from 1991 to 1992. Since 1971, Mr. Seneff has been active in the acquisition, development and management of real estate projects throughout the United States. Mr. Seneff is the brother-in-law of Kevin B. Habicht, Chief Financial Officer of the Company.

         Robert A. Bourne. Mr. Bourne has served as Vice Chairman of the Board, Secretary and Treasurer of the Company and the Advisor since February 1996. Additionally, he has served as a director of the Company since
June 1992 and a Director of the Advisor since its inception in 1991. Previously, he served as President of the Company from July 1992 until February 1996 and as President of the Advisor from 1991 until February 1996. The Advisor is responsible for the day-to-day operation of the Company and performs certain other administrative services for the Company. See "Certain Transactions." Mr. Bourne also serves as President of CNL Group, Inc. In addition, Mr. Bourne is President, a director and a registered principal of CNL Securities Corp., President and a director of CNL Investment Company, President of CNL Realty Corp. and President and a director of CNL Institutional Advisors, Inc., a registered investment advisor. All of such entities are affiliates of CNL Group, Inc., a privately held, diversified real estate company of which the Advisor is a wholly owned subsidiary ("CNL Group"). Since joining CNL Group in 1979, Mr. Bourne has been active in the acquisition, development and management of real estate projects throughout the United States. Mr. Bourne formerly was a Certified Public Accountant with Coopers & Lybrand.

         Gary M. Ralston. Mr. Ralston has served as President of the Company and the Advisor since February 1996. From December 1993 until February 1996 he served as Executive Vice President and Chief Operating Officer of the Company and the Advisor. Mr. Ralston previously served as Vice President of the Company from July 1992 through December 1993 and as Vice President of the Advisor from its inception in 1991 through December 1993. From 1988 to 1992, he also served as a Senior Vice President of CNL Properties, Inc., a real estate investment and asset/property management company affiliated with CNL Group. From 1983 until 1988, Mr. Ralston was Vice President of ENCO, a real estate investment and asset/property management firm located in Lakeland, Florida. Mr. Ralston holds the Certified Commercial Investment Member and Society of Industrial and Office Realtors designations and is also a Florida licensed Real Estate Broker, Mortgage Broker and Certified Building Contractor. Mr. Ralston is a member of the Board of Directors of the National Association of Realtors, Vice Chairman of its Commercial Investment Committee and a member of the Capital Consortium.

         Kevin B. Habicht. Mr. Habicht has been Executive Vice President, Chief Financial Officer and Assistant Secretary of the Company and the Advisor since December 1993. Mr. Habicht previously served as Vice President of the Company from July 1992 through December 1993 and as Vice President of the Advisor from its inception in 1991 through December 1993. Since 1990, Mr. Habicht has served as a Senior Vice President of CNL Institutional Advisors, Inc. and for the last five years he also has served as Treasurer of CNL Investment Company, Senior Vice President of CNL Management Company and Treasurer of CNL Securities Corp. From 1981 to 1983, Mr. Habicht, a Certified Public Accountant and a Chartered Financial Analyst, was employed by Coopers & Lybrand, Certified Public Accountants. Mr. Habicht is the brother-in-law of James M. Seneff, Jr., Chief Executive Officer and Chairman of the Board of the Company.

         Edward Clark. Mr. Clark served as President of the Company from 1984 until July 1992. He has been a consultant to Golden Corral Corporation and to its parent corporation, Investors Management Corporation, a privately held corporation, on tax and financial matters since 1982. From 1966 to 1980, Mr. Clark, a certified public accountant, was a partner in the public accounting firm of Peat Marwick Mitchell & Co.

         Willoughby T. Cox, Jr. Mr. Cox currently is a private real estate investor. From 1960 to 1985, Mr. Cox was a Mortgage Loan Correspondent for the State of Florida for Connecticut Mutual Life Insurance Company. From 1978 through 1981, Mr. Cox also was employed as a Florida Agriculture Mortgage Loan Correspondent for Aetna Life and Casualty Insurance Company. He currently serves as the agricultural Loan Correspondent for the State of Florida for Batterymach-AgriVest, the successor to the Agricultural Loan Department of Connecticut Mutual Life Insurance Company. Mr. Cox is a former director of Orange State Bank, Landmark Bank of Orlando and Atico Savings Bank and a former Vice Chairman of Pan American Bank of Orlando. Mr. Cox has been involved in real estate related activities in Florida since 1950, including real estate brokerage, management, mortgage lending, appraisal and construction.

         Clifford R. Hinkle. Mr. Hinkle has served as a director of the Company since 1993. Since 1991, Mr. Hinkle has been a director and executive officer of the Flagler companies, including Flagler Capital Corporation, which provides financial advisory and investment consulting services, where he has been the President since 1991, and Flagler Holdings, Inc., a merchant banking company, where he has been the

Chairman and Chief Executive Officer since 1996. Additionally, Mr. Hinkle was a director of MHI Group, Inc., a New York Stock Exchange company, which owned and operated funeral homes and cemeteries from November 1993 until November 1995, and was the Chief Executive Officer of MHI Group, Inc. from April 1995 until November 1995 when it was acquired by a subsidiary of The Loewen Group. Since 1996, Mr. Hinkle has been a director of Integrated Orthopaedics, Inc., an American Stock Exchange company, which owns and operates orthopaedic physician management practices. From 1987 to 1991, Mr. Hinkle was the Executive Director and Chief Investment Officer of the State Board of Administration of Florida and managed over $40 billion in various trust funds.

         Ted B. Lanier. Mr. Lanier was the Chief Executive Officer of the Triangle Bank and Trust Company, Raleigh, North Carolina ("Triangle"), from January 1988 until March 1991. Mr. Lanier also was the Chairman of Triangle from January 1989 until March 1991 and its President from January 1988 until January 1989. Since his retirement in 1991 as Chairman and Chief Executive Officer of Triangle, Mr. Lanier has managed his personal investments and managed investment accounts for various individuals and trusts.

COMPENSATION OF DIRECTORS

         During the year ended December 31, 1996, each director who was a director for the entire year was paid $12,000 for serving on the Board of Directors. Each director received $1,000 per quarterly Board of Directors meeting attended and $750 per committee meeting attended. Since May 1993, however, Messrs. Seneff and Bourne have waived their directors' fees. The Board of Directors believes this compensation level is comparable to that provided by many other companies in the real estate investment trust ("REIT") industry.

         The Board of Directors met 12 times during the year ended December 31, 1996 and the average attendance by directors at Board meetings was approximately 95%. Each current member attended at least 83% of the total meetings of the Board of Directors and of any committee on which he served.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Company has a standing Audit Committee, the members of which are selected by the full Board of Directors each year. The current members of the Audit Committee, who have served since June 1992, are Messrs. Clark, Cox and Lanier. The Audit Committee makes recommendations to the Board of Directors as to the independent accountants of the Company and reviews with such accounting firm the scope of the audit and the results of the audit upon its completion. The Audit Committee met once during the year ended December 31, 1996.

         The Company has a standing Compensation Committee, the members of which are selected by the full Board of Directors each year. The current members of the Compensation Committee are Messrs. Clark, Hinkle and Lanier.
The principal function of the Compensation Committee is to make awards of stock options under the 1992 Commercial Net Lease Realty, Inc. Stock Option Plan (the "1992 Plan") and to set the terms of such stock options in accordance with the terms of the 1992 Plan. The Compensation Committee met twice during the year ended December 31, 1996.

         The Company does not have a nominating committee.

                             EXECUTIVE COMPENSATION

ANNUAL COMPENSATION

         The following Summary Compensation Table shows the annual and long-term compensation paid by the Company to the Chief Executive Officer for services rendered in all capacities to the Company during the fiscal years ended December 31, 1996, 1995, and 1994. No executive officer of the Company received a total annual salary bonus in excess of $100,000 from the Company during the fiscal year ended December 31, 1996. The Company's employees and executive officers also are employees and executive officers of the Advisor and receive compensation from CNL Group in part for services in such capacities. See "Certain Transactions" for a description of the fees payable and expenses reimbursed to the Advisor.

                           SUMMARY COMPENSATION TABLE




                                                         ANNUAL COMPENSATION(1)                LONG TERM COMPENSATION
                                                         -------------------                   ----------------------

                  Name and                                                                           Stock Option
             Principle Position                   Year           Salary         Bonus              Awards (Shares)
             ------------------                   ----           ------         -----              ---------------
             James M. Seneff, Jr.                  1996            $0            $0                    120,000
               Chief Executive Officer             1995            $0            $0                      -0-
               & Chairman of the Board             1994            $0            $0                    145,500


-------------------
(1)  Mr. Seneff became the Chief Executive Officer of the Company in
     July 1992. No executive officer received a salary or bonus from the Company during 1996.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth certain information with respect to stock option grants, pursuant to the 1992 Plan, made to the Chief Executive Officer during the fiscal year ended December 31, 1996:

                           Options        % of Total        Exercise Price     Expiration        Grant Date
 Name                    Granted(1)    Granted in 1996      (Per Share)          Date            Present Value(2)
 ----                    -------       ---------------      -------------        ----            -------------
 James M. Seneff, Jr.      120,000          31.6%               $13.00          03/04/06          $165,573



(1) Options vest in one-third increments on each of the first three consecutive anniversaries of the date of grant and may be exercised, if at all, only with respect to those options which have vested.

(2) Based on the Black-Scholes options pricing model adapted for use in valuing stock options granted to executives. The following assumptions were used in determining the values set forth in the table: (a) expected volatilities of 13.0%, (b) risk-free rates of return of 6.17% (which percentage represents the yield on a United States Government Zero Coupon bond with a 10-year maturity prevailing on the date on which the respective options were granted), (c) dividend yields of 8.6%, and (d) the exercise of the options at the end of their respective 10-year term. No adjustments were made for nontransferability or risk of forfeiture of the options. The calculations were made using prices per share of the Common Stock and option exercise prices of $13.00 (which represented the closing sale price of the Common Stock on the New York Stock Exchange on the date prior to the date on which the options were granted). The estimated present values in the table are not intended to provide, nor should they be interpreted as providing, any indication or assurance concerning future values of the Common Stock.

OPTIONS EXERCISED AND FISCAL YEAR-END VALUES

         The following table sets forth certain information with respect to unexercised stock options held by the Chief Executive Officer at December 31, 1996. The Chief Executive Officer did not exercise any stock options during the fiscal year ended December 31, 1996.

                                                                                   VALUE OF UNEXERCISED
                                        NUMBER OF UNEXERCISED                      IN-THE-MONEY OPTIONS
                                     OPTIONS AT DECEMBER 31, 1996                  AT DECEMBER 31, 1996    (1)
                                     ----------------------------           ------------------------------

            Name                  Exercisable          Unexercisable        Exercisable           Unexercisable
            ----                  -----------          -------------        -----------           -------------
 James M. Seneff, Jr.               159,000               128,500             $415,000                $342,625

--------------------

(1) Based on the closing price of $15.875 on the New York Stock Exchange on December 31, 1996.

         The Company's only employee compensation plan is the 1992 Plan. The Company does not have any other compensation or pension plans.

                               SECURITY OWNERSHIP

         The following table sets forth, as of April 14, 1997, the number and percentage of outstanding shares beneficially owned by all persons known by the Company to own beneficially more than five percent of the Company's Common Stock, by each director and nominee, by each of the executive officers named in "Executive Compensation," above, and by all officers and directors as a group, based upon information furnished to the Company by such stockholders, officers and directors. Unless otherwise noted below, the persons named in the table have sole voting and sole investment power with respect to each of the shares beneficially owned by such person.

  Name and Address                                      Number of Shares                            Percent
 of Beneficial Owner                                   Beneficially Owned                          of Shares
 -------------------                                   ------------------                          ---------
 Robert A. Bourne (1)                                    422,096 (2)(3)                               1.8%
 400 East South Street, Suite 500
 Orlando, Florida 32801


 Edward Clark (4)                                          5,877 (5)                                   (6)
 5204 Shamrock Drive
 Raleigh, North Carolina 27612


 Willoughby T. Cox, Jr. (4)                                4,942 (7)                                   (6)
 200 Pasadena Place
 Orlando, Florida 32802

 Kevin B. Habicht                                         61,667 (12)                                  (6)
 400 East South Street, Suite 500
 Orlando, Florida 32801


 Clifford R. Hinkle (4)                                   20,592 (8)                                   (6)
 215 S. Monroe Street, Suite 500
 Tallahassee, Florida  32301

 Ted B. Lanier (4)                                        13,442 (9)                                   (6)
 1818 Windmill Drive
 Sanford, North Carolina  27330


 Gary M. Ralston                                          82,333 (11)                                  (6)
 400 East South Street, Suite 500
 Orlando, Florida 32801


 James M. Seneff, Jr. (1)                                509,368 (2)(10)                              2.2%
 400 East South Street, Suite 500
 Orlando, Florida 32801

 Public Employees Retirement                               1,643,000                                  7.0%
   System of Ohio
 277 East Town Street
 Columbus, Ohio  43215


 All directors and executive                                809,618                                   3.5%
 officers as a group (8 persons)                    (2) (3) (5) (7) (8) (9)
                                                          (10) (11)(12)

-----------------------

(1)     A director and executive officer of the Company.

(2) Of these shares, 310,699 shares are held by six limited partnerships, of which Messrs. Bourne and Seneff are general partners. In addition, 35,73 of these shares are held by a trust of which Mr. Seneff serves as trustee. Messrs. Bourne and Seneff disclaim beneficial ownership of these shares, except to the extent of their respective percentage interests in each of these entities.

(3) Includes 1,730 shares held by Mr. Bourne as custodian for his minor children and 109,667 shares subject to currently exercisable options.

(4)     A director of the Company.

(5) Includes 635 shares held by Mr. Clark's spouse and 4,942 shares subject to currently exercisable options.

(6)     Less than 1 percent.

(7)     Includes 4,942 shares subject to currently exercisable options.

(8) Includes 800 vested shares held by Flagler Capital Corporation Profit Sharing Plan on behalf of Mr. Hinkle, who is the sole participant, 4,942 shares subject to currently exercisable options, 250 shares held by Mr. Hinkle as custodian for his son under the Uniform Gift to Minors Act, 1,000 shares held by Mr. Hinkle's spouse, and 10,000 shares owned by Flagler Holdings, Inc., in which Mr. Hinkle has a 26 percent interest and dispository and voting authority.

(9) Includes 5,000 shares held by Mr. Lanier's spouse, and 4,942 shares subject to currently exercisable options.

(10)    Includes 159,000 shares subject to currently exercisable options.

(11)    Includes 77,333 shares subject to currently exercisable options.

(12)    Includes 61,667 shares subject to currently exercisable options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file.

         Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file Forms 5 for the last fiscal year, the Company believes that all its officers, directors, and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 1996.

                              CERTAIN TRANSACTIONS

         Administration of the day-to-day operations of the Company is provided by the Advisor, a subsidiary of CNL Group, of which Messrs. Seneff and Bourne are affiliates, pursuant to the terms of the Advisory Agreement. All of the officers of the Advisor also are officers of the Company. The Advisor also serves as the Company's consultant in connection with policy decisions to be made by the Company's Board of Directors, manages the Company's properties and renders such other services as the Board of Directors deems appropriate. The Advisor also bears the expense of providing the executive and administrative personnel, office space and services required in rendering such services to the Company. The Advisor is at all times subject to the supervision of the Board of Directors of the Company and has only such functions and authority as the Company may delegate to it as the Company's agent.

         The Advisory Agreement provides that the Advisor is entitled to receive an annual Advisor Fee, paid monthly, equal to seven percent (7%) of Funds From Operations (as defined in the Advisory Agreement) up to $10,000,000, six percent (6%) of Funds From Operations in excess of $10,000,000 but less than $20,000,000, and five percent (5%) of Funds From Operations in excess of $20,000,000. In addition, the Advisory Agreement provides that, to the extent that the Board of Directors requests that the Advisor render services other than those otherwise required to be performed, such additional services shall be compensated separately on terms to be agreed upon.

         The term of the Advisory Agreement expired January 1, 1997, subject to successive one-year renewals upon mutual consent of the parties. The Company has renewed the Advisory Agreement for 1997 by a unanimous vote of directors. The Advisory Agreement may be terminated for cause by either party thereto, or by the mutual consent of the parties (by a majority of the independent directors of the Company or a majority of the Board of Directors of the Advisor, as the case may be), upon 90 days written notice.

         The aggregate Advisor Fee incurred by the Company to the Advisor during the year ended December 31, 1996 was $1,466,000.

         The Company's Board of Directors (including a majority of its independent directors) approved the payment to the Advisor of an acquisition fee equal to 1.5 percent of the cost of 27 properties and nine buildings acquired by the Company in 1996 that were not developed by or purchased from affiliates of CNL Group and an expense reimbursement equal to 0.5 percent of such costs to cover costs incurred on behalf of the Company in site selection and acquisition activities (including travel and related items) of the Advisor. During 1996, the Company incurred $1,709,000 in acquisition fees and $569,000 in expense reimbursements payable to the Advisor with respect to these properties.

         During 1996, the Company acquired thirteen properties for purchase prices totaling $34,313,000 from affiliates of CNL Group who had developed the properties. The purchase prices paid by the Company for these properties include development fees totaling $1,453,000. No acquisition fees or expense reimbursement fees were paid to the Advisor in connection with acquisition of these properties.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

              Not Applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)-(b)       Not Applicable.


(c) Exhbits


  Exhibit No.             Document
  -----------             --------
      5                   Opinion of Shaw, Pittman, Potts & Trowbridge, filed to
                          supercede Exhibit 5 of the Registrant's Registration
                          Statement on Form S-3 (Registration No. 333-24773).
                          Filed herewith.

      23                  Consent of Counsel.  Included in Exhibit 5.

ITEM 8. CHANGE IN FISCAL YEAR.

              Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                   COMMERCIAL NET LEASE REALTY, INC.

Dated:  April 21, 1997             By: /s/ KEVIN B. HABICHT
                                       ----------------------------------------
                                       Kevin B. Habicht, Chief Financial Officer